Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.
EXECUTION COPY

WAFER SUPPLY AGREEMENT AMENDMENT NO. 5
This Fifth Amendment to the WAFER SUPPLY AGREEMENT (this “Fifth Amendment”), dated as of April 16, 2015, amends that certain Wafer Supply Agreement, dated March 2, 2009 (the “Original WSA”, as amended to the date hereof including this Fifth Amendment, the “Agreement”) by and among (i) Advanced Micro Devices, Inc., a Delaware corporation (“AMD”); (ii) with respect to all of the provisions in the Agreement other than those in Sections 5.5(a), 6.2 and 7.3(a) of the Agreement and the related provisions of the Agreement in connection with sales activities only (though without limiting FoundryCo’s guarantee obligations pursuant to Section 15.7 of the Agreement), GLOBALFOUNDRIES Inc., an exempted company incorporated under the laws of the Cayman Islands (“FoundryCo”), on behalf of itself and its direct and indirect wholly-owned subsidiaries, including all FoundryCo Sales Entities and FoundryCo Manufacturing Entities, as further set forth in the Agreement; and (iii) subject to FoundryCo’s guarantee obligations pursuant to Section 15.7 of the Agreement, GLOBALFOUNDRIES U.S. Inc., a Delaware Corporation (“USOpCo”), which is a party to the Agreement solely with respect to Sections 5.5(a), 6.2 and 7.3(a) of the Agreement and the related provisions of the Agreement in connection with USOpCo’s sales activities (AMD, FoundryCo and USOpCo are collectively referred to herein as the “Parties”). Capitalized terms used in this Fifth Amendment shall have the meanings ascribed to them herein (including the definitions set forth on Exhibit A to this Fifth Amendment). Capitalized terms without definitions herein shall have the meanings set forth in the Original WSA and in Wafer Supply Agreement Amendment No. 1 dated as of April 2, 2011, Wafer Supply Agreement Amendment No. 2 dated as of March 4, 2012 (the “Second Amendment”), Wafer Supply Agreement Amendment No. 3 dated as of December 6, 2012 (the “Third Amendment”) or Wafer Supply Agreement Amendment No. 4 dated as of March 30, 2014 (the “Fourth Amendment”), as applicable.
WHEREAS, the Parties wish to set forth their agreement with respect to certain pricing and other terms of the Agreement regarding certain Wafers to be delivered by FoundryCo to AMD, including AMD’s commitment to purchase and pay for, in the form of a take-or-pay obligation, certain Production Wafers containing MPU Products or GPU Products during the period from January 1, 2015 through December 31, 2015 (the “2015 Period”).
NOW, THEREFORE, in consideration of the promises and the mutual agreements and covenants hereinafter set forth, and intending to be legally bound, the Parties hereby agree as follows:
1.AMENDMENTS RELATED TO PRODUCT AND PRODUCT PRICING
(a)2015 Volume and Product Pricing
(i)Notwithstanding Section 7.1 and Exhibit A of the Original WSA, Section 1(e) of the Fourth Amendment and except as otherwise specifically provided below in this Section 1, AMD commits, during the 2015 Period, to purchase and pay for, in the form of a take-or-pay obligation, the Production Wafers specified in Exhibit B of this Fifth Amendment in accordance with the schedule, at the amounts and pricing set forth therein. For the purpose of this Fifth Amendment, the term Production Wafer may include Wafers that have been [****] to the extent permitted pursuant to Section 1(f)(ii) below.
(b)2015 Target Yields
(i)Subject to the provisions set forth in this Section 1(b) and the product and test parameters and other details set forth in Exhibit C of this Fifth Amendment, FoundryCo commits, during the 2015 Period, to the [****] set forth in Exhibit C of this Fifth Amendment, as relates only to the Products set forth therein for the 2015 Period (the “2015 [****]”). For the avoidance of doubt, (A) [****]; and (B) [****].
(1)With respect to the Products named [****] and [****] the Parties agree that [****].
(ii)If FoundryCo is unable to [****] as required in accordance with the Agreement, the [****] of the [****] will be used instead of the [****] date.
(iii)The Partnership Committee and [****]
(1)The Parties agree that the Strategic Alliance Committee, as established pursuant to Section 6(a) of the Second Amendment, is hereby dissolved. In its place, the Parties agree to revert to using the Partnership Committee as set out in the Original WSA.
(2)The Partnership Committee will initially consist of: for AMD, Chief Financial Officer, Corporate Vice President—Foundry Operations, and Senior Vice President—Computing & Graphics Business Group; for FoundryCo, Chief Financial Officer, Senior Vice President—Fab Operations & General Manager Fab 1, and Senior Vice President, U.S. Major Accounts. For the avoidance of doubt, the Partnership Committee responsibilities include the following specific items:
(A) Performing initial calculations of any [****], [****] or [****] (as each term is defined below and per the process further detailed in Section 1(b)(iii)(4) below);
(B)Managing requests for any changes to Exhibit C to this Fifth Amendment;

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

(C)Aligning the Parties on 2015 [****] for the products named [****] and [****] pursuant to Section 1(b)(i)(1) above; and
(D)Resolution of disputes between the Parties, including any changes pursuant to Section 1(f)(i) of this Fifth Amendment or any other process or design issues.
(3)Any disputes that are not able to be resolved by the Partnership Committee within 10 business days from initial discussion shall be escalated to the Parties’ respective chief executive officers pursuant to Section 3.2(b) of the Agreement.
(4)The Partnership Committee will meet at least quarterly to discuss and agree in writing on any [****] or [****], as applicable, taking into account the [****], and AMD will provide FoundryCo a copy of any applicable [****] relied upon by AMD as part of this determination.
(iv)For the purposes of this Section 1(b):
(A)    [****] for a particular Product shall [****] for such Product and [****]. The Parties may otherwise mutually agree on limited shipments of scrap wafers.
(B)    In the event [****].
(C) [****].
(D) For the purposes of [****]. For the purposes of [****]. [****].
(E)In the event any process changes are proposed and demonstrated to improve or modify Yield performance, capacity or reliability of Production Wafers, AMD will provide prompt change support. If such change support is not provided promptly by AMD, [****]. The Parties further agree that prior to FoundryCo instituting any such changes, the Parties will align in good faith to: (i) understand the approval and/or data requirements necessary for such changes; and (ii) to seek prompt approval from AMD’s customers as necessary to implement the changes.
c.[****]

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

(i)In the event that, due to a [****], FoundryCo fails to [****] during a particular period as set forth in Exhibit C of this Fifth Amendment, then FoundryCo agrees, subject to any modifications resulting from Section 1(d) below, to provide [****]. In the event FoundryCo exceeds [****] during a particular period as set forth in Exhibit C of this Fifth Amendment, then FoundryCo will receive, subject to any modifications resulting from Section 1(d) below, [****].
(ii)For the purposes of this Fifth Amendment, “[****]” for a particular time period and Product shall mean[****]. [****].
(iii)For the purposes of Sections 1(c)(i) and 1(c)(ii) above:
(1)[****] shall be delivered to AMD [****] but in no case will the delivery date exceed [****] from the date of the determination of any [****] related thereto. [****] are expected to be [****] to the [****] for the applicable Product during the [****] in which they are delivered to AMD; if any [****] fail to meet such [****], then the parties will meet to discuss the issue in good faith.
(2)In the event FoundryCo has elected to provide [****] in the form of [****], FoundryCo will discuss the [****] to be provided with AMD in good faith in advance of Wafer starts and, at AMD’s option, [****] may take the form of [****] of [****], provided those [****] are of the same technology, and FoundryCo and AMD will agree on which and on how much [****] will be provided (taking into consideration [****]). Notwithstanding the forgoing, to the extent [****]. For the avoidance of doubt, AMD and FoundryCo agree that [****].
(3)If [****] is requested by AMD, FoundryCo will [****], subject to sufficient [****]; provided, however, if [****] is insufficient to [****] then AMD will [****] to FoundryCo up to [****] to perform [****] for such purpose. If [****] is still [****] to [****] such Wafers, despite such [****], then the last sentence of Section 4(a) of this Fifth Amendment shall apply.
(4)In the event FoundryCo has elected to provide [****] in the form of [****], a [****] in the amount of such [****] will be issued to AMD for use in the subsequent FoundryCo [****].
(iv)For the purposes of this Fifth Amendment, “[****]” for [****] shall mean [****] (as calculated below) [****] setting forth such [****] for such [****], equal to the [****] AMD [****] in order to [****] FoundryCo for the [****] to AMD as relates to any [****] as a result of FoundryCo [****]

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

the [****] for such time period for such Product after taking into account the provisions of Section 1(d) below.
(v)For the avoidance of doubt, [****] and [****] shall apply only with respect to the Products listed on [****] of this Fifth Amendment.
(d)[****]
(i)If, on a quarterly basis, the [****] in the actual [****] versus the [****] for a particular Product is [****] such [****] by an amount less than [****] (on a [****] basis compared to such [****]), then the Parties agree that any such resulting [****] or [****] from the [****] produced shall be applied to the Parties [****] or [****] accordingly.
(ii)If, on a quarterly basis, the actual [****] for a Product is [****] the applicable [****] by an amount greater than [****] (on a [****] basis compared to such [****]), then the Parties agree that the first [****] of any such [****] shall be [****] by the parties pursuant to Section 1(d)(i) above, but amounts in excess of [****] will be, in the event of a [****], solely to the benefit of [****] (i.e. [****] the [****] as relates to that Product), and in the event of a [****], solely at the cost of [****] (i.e. [****] the [****] as relates to that Product).
(iii) Notwithstanding anything herein to the contrary, the Parties agree that this Section 1(d) and the related [****] shall not apply to (X) Wafers that are [****] by FoundryCo [****] as a result of a [****] or (Y) the [****] for the [****]. As relates to the [****], the following provisions set forth in this Section 1(d)(iii) shall apply:
(1)If, on a quarterly basis, [****] is less than the [****] for the production of [****], AMD shall be entitled to [****];
(2)If, on a quarterly basis, [****] is greater than the [****] by up to and including [****], then the [****] for the purpose of the [****] shall be the [****]; and
(3)If, on a quarterly basis, [****] is [****] the [****] by more than [****], then [****] shall be payable to FoundryCo for any amounts by which [****] by more than [****] for such time period.
(iv)Illustrative examples of certain of [****] are provided as Exhibit D of this Fifth Amendment.
(v)Notwithstanding the above, in addition to [****] that may be provided to AMD pursuant to this Fifth Amendment, FoundryCo will [****] AMD for any [****] that [****] the [****] of [****] with respect to the period

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

beginning [****] and ending [****] (and the Parties will agree on acceptable [****] for [****] for the other periods [****]):
(1)[****] for [****];
(2)[****] for Products with a [****] between [****] and [****]; and
(3)[****] for Products with [****] than [****].
The parties will mutually agree on the appropriate [****] and [****] for reporting [****]. Such [****] obligation will apply only to Products and time periods with agreed-upon [****] for the [****], and FoundryCo will adjust [****] or [****] accordingly for the [****] of the Wafer [****] applicable to such [****].
(e)Notwithstanding Section [****] of the Agreement, as relates to the 2015 Period, the provisions set forth in this Fifth Amendment as relate to [****] and the related provisions regarding [****] shall govern. Except for the [****] and [****] provided in Section 1(c)(i) of this Fifth Amendment or the [****], there are no [****] or [****] requirements or other committed [****] with respect to any Products to be delivered by FoundryCo to AMD during the 2015 Period or beyond pursuant to the Agreement. FoundryCo’s obligations with respect to [****] and [****] shall remain as set forth in the Original WSA.
(f)Product Forecasts and Purchase Orders
(i)AMD agrees to provide FoundryCo detailed Product mix information and purchase orders (A) on the date hereof, for all 2015 Production Wafers set forth in Exhibit B of this Fifth Amendment scheduled for delivery in [****] and (B) by [****], 2015, for all 2015 Production Wafers set forth in Exhibit B of this Fifth Amendment scheduled for delivery in the [****] quarter of 2015. Notwithstanding the foregoing or any other provision of this Agreement or any purchase order to the contrary, FoundryCo acknowledges and agrees that AMD may update actual Product mix information in accordance with AMD’s [****] process (currently referred to as the Universal Order Book process), by which AMD will provide FoundryCo updated Product mix information by [****]. The Parties agree to meet and discuss in good faith any flexibility regarding product volumes, taking into consideration pricing, capacity constraints and margin. In the event the Parties are unable to agree within [****] after discussing in good faith, such disagreement will be escalated to the Partnership Committee and, if required, the Parties’ respective chief executive officers pursuant to Section 1(b)(iii) above.
(ii)FoundryCo may at its option [****]. FoundryCo shall have the option of selecting the location for storage of such Production Wafers at

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

either FoundryCo’s own premises or at a third party’s premises subcontracted by FoundryCo, provided that such third party is obligated to maintain the Wafers in accordance with industry standards. [****] shall bear the storage costs of any 2015 Production Wafers set forth in Exhibit B of this Fifth Amendment stored at [****]. [****]. FoundryCo agrees to use reasonable commercial efforts to properly store such Production Wafers in accordance with applicable industry standards and [****] in accordance with this Section 1(f)(ii). FoundryCo agrees that it will deliver to storage pursuant to this Section 1(f)(ii) only 2015 Production Wafers that exceed the applicable [****] determined as provided in the Agreement at the time [****] and that Section 9 of the Agreement shall apply to the Production Wafers placed in storage pursuant to this Section 1(f)(ii), including for any Production Wafers that do not meet such [****]. In the event of capacity constraints relating to [****], FoundryCo may deliver to storage 2015 Production Wafers [****]. The applicable [****] for such wafers upon [****] shall be the [****] of such wafers [****]. Title and risk of loss of any stored Production Wafers shall remain with FoundryCo until delivered to AMD in accordance with the applicable delivery schedule and terms for such Production Wafers.
(iii)If and to the extent that AMD has not delivered the applicable Product mix information relating to 2015 Production Wafers in accordance with the dates set forth in Section 1(f)(i) above, then FoundryCo may manufacture such Production Wafers based on the most recent Product mix information provided by AMD from the Universal Order Book process; provided, that if AMD had not previously made available the contemplated Product mix information FoundryCo may develop and submit its plan for production of Products to AMD for discussion, and in the absence of a definitive response by AMD within [****] of receipt of such plan FoundryCo may manufacture such 2015 Production Wafers based on its proposed plan and AMD shall be obligated to take delivery of and pay for such Wafers pursuant to the payment provisions set forth in the Agreement. If and to the extent that AMD has not delivered purchase orders for specified 2015 Production Wafers in accordance with the dates set forth in Section 1(f)(i) above, then FoundryCo shall thereafter have the right to send an invoice to AMD at the time when the applicable specified 2015 Production Wafers are delivered reflecting the price of the applicable Production Wafers for which such purchase orders have not been provided, calculated in accordance with Exhibit B of this Fifth Amendment.
(g)2016 Volume and Pricing Plan
(i)Subject at all times to the exclusivity obligations of the Agreement, AMD and FoundryCo agree to use reasonable commercial efforts to agree by [****], 2015 on the total wafer volume and associated pricing for the annual period following December 31, 2015 (AMD will provide a non-binding

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

forecast of MPU and GPU Production Wafers by [****], 2015, to be confirmed by AMD no later than [****], 2015 in accordance with the standard rolling [****] month forecast process as set forth in the Original WSA). AMD shall provide monthly rolling forecasts in accordance with the terms of the Agreement, including for the Binding Forecast Period.
(ii)If AMD and FoundryCo are unable to agree by [****], 2015 on the total wafer volume and associated pricing for the annual period following December 31, 2015, then (X) the price for all MPU Products delivered by FoundryCo to AMD during such period shall be calculated in accordance with Section 7.1(a) and Exhibit A of the Original WSA and the MPU volume shall be calculated in accordance with the binding forecast provisions set forth in Section 5.1 of the Original WSA, and (Y) the price for all GPU Products delivered by FoundryCo to AMD during such period shall be determined in accordance with Section 7.1(b) of the Agreement.
2.FUTURE TAPE OUTS, EXCLUSIVITY AND WAIVER PRODUCTS
(a)Except as expressly permitted in the Agreement, AMD agrees that it shall not [****]. For the avoidance of doubt, the GPU tape-out commitments set forth in the Agreement, in particular as amended under Section 1(d) of the Fourth Amendment, shall remain in full force and effect. AMD may not avoid the requirements in this Section 2(a) by changing the names of Products or their scope. Should AMD decide to cancel any of the listed Products in Exhibit B hereto, AMD agrees that it will not tape out any future related Products or derivatives related to or emanating from such listed Products, or any Products that will be sold as substitutes for such Products, with any party other than FoundryCo.
(b)Subject to the obligations set forth in Section 2(c) and 2(d) below, FoundryCo hereby waives any claim it may have arising out of or relating to the requirements of Sections 2.1(a) and 2.1(b) of the Agreement with respect to the exclusive sourcing by AMD from [****] of the MPU Products set forth on Exhibit F and any minor enhancements or modifications of the foregoing (each, a “[****] Waiver Product,” and a waiver relating to such Gaming Waiver Product, a “[****] Waiver”). For the avoidance of doubt, AMD and FoundryCo agree that any future related products or derivatives related to or emanating from any [****] Waiver Products, other than minor enhancements or modifications of the foregoing or any Products that could be sold as substitutes for such Products, shall not be covered by any [****] Waiver.
(c)AMD agrees to pay to FoundryCo compensation for such [****] Waivers pursuant to Exhibit F to this Fifth Amendment. The Partnership Committee shall meet and discuss in good faith and mutually agree prior to [****], 2015 [****]. If, notwithstanding such good faith efforts of the Parties, they are unable to agree to [****] by [****], 2015 (unless such deadline is otherwise extended by mutual agreement), then the [****] Waivers set forth in Section 2(b) above shall terminate immediately.
(d)AMD and FoundryCo agree that subject to agreement on [****], [****]; provided [****]. [****]. AMD and FoundryCo agree to collaborate and work together in good faith as

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

necessary to: [****].  Notwithstanding such good faith efforts, if for any reason (including [****]) [****].
(e)The Parties agree with respect to each of the Waiver Products (i.e. for [****]1[****]) to extend each Waiver [****]; provided that [****]2[****]. Notwithstanding the preceding sentence, in the event that FoundryCo fails to deliver ordered volumes of [****] in accordance with Exhibit B hereto for a reason other than [****], then upon mutual agreement AMD may purchase only such additional volumes of [****] from [****] as necessary for AMD to satisfy documented customer demand. Further, with respect to [****] Products manufactured and sold to customers for use in [****] applications ([****]), including any minor modifications and enhancements thereof, the Parties agree that the Waiver shall extend indefinitely throughout the entire life cycle of such [****] Product, provided, however, that such manufacturing of [****] products will be limited to [****].
(f)In addition to the [****] delivery of Schedule 2(g) pursuant to Section 2(g) below, AMD agrees, as part of the Universal Order Book process, to include its aggregate [****] production Wafer forecast (including its production forecasts at [****]).
(g)AMD represents and warrants that Schedule 2(g) to this Fifth Amendment, in the form attached hereto to be completed prior to or simultaneously with the execution of this Fifth Amendment, completely and accurately sets forth as of the date hereof for each of the Waiver Products and [****] Waiver Products in aggregate and by FoundryCo fiscal quarter: (1) the name and technology node of each Product; and (2) the total wafer volumes for [****] Products produced for the period beginning [****], 2014 and ending [****], 2015 that were manufactured at [****], broken down by aggregate numbers of [****] Products. AMD further agrees and covenants that AMD’s Chief Financial Officer will provide a revised Schedule 2(g) updated with information from the prior twelve month period within [****] following the conclusion of [****].
(h)Except as set forth in this Fifth Amendment, each of AMD’s and FoundryCo’s rights and obligations with respect to MPU Products, GPU Products and Chipset Products shall remain as governed by the Agreement. Without limiting the foregoing, AMD covenants and agrees that it will comply in full with the covenants and other agreements concerning the exclusivity of production of Products by FoundryCo for AMD as set forth in the Agreement. FoundryCo expressly reserves all other rights pertaining to the exclusive manufacture of Products not expressly waived by the terms of the Agreement or this Fifth Amendment.
3.ADDITIONAL AGREEMENTS
(a)As consideration for entering into the agreements set forth in this Fifth Amendment, including [****], in addition to other amounts payable by AMD to FoundryCo pursuant to the Agreement, AMD shall pay FoundryCo $37,500,000 in cash in equal installments on or before the following dates: $9,375,000 on March 31, 2015 (the Parties acknowledge that
1 [****].
2 [****].

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

such payment was timely made); $9,375,000 on June 30, 2015; $9,375,000 on September 30, 2015; and $9,375,000 on December 31, 2015. AMD’s payment obligations with respect to such payments shall be unconditional and AMD shall pay such amounts without reduction, abatement, diminution, counterclaim, set-off, defense, recoupment, deferment or other limitation, regardless of the acts, breaches or omissions, or alleged acts, breaches or omissions, of FoundryCo under the Agreement or otherwise, or for any other reason whatsoever.
(b)As consideration for certain engineering services related to future product development to be performed by FoundryCo and upon AMD acceptance, and as set forth on Exhibit H of this Fifth Amendment, AMD shall pay FoundryCo in cash the amounts set forth on Exhibit H to this Fifth Amendment in accordance with the payment due dates set forth on Exhibit H.
(c)Section 8.1(b) of the Agreement is hereby amended and restated in its entirety as follows:
“AMD. AMD shall keep records in sufficient detail to enable FoundryCo to determine that AMD has complied with its exclusivity obligations and commitments pursuant to the Agreement. AMD shall permit said records to be inspected, at FoundryCo’s expense, upon reasonable advance notice, during regular business hours by an independent auditor selected by FoundryCo and approved by AMD, which approval shall not be unreasonably withheld. The audit shall be for the purposes of (i) verifying that AMD has complied with its exclusivity obligations and commitments pursuant to the Agreement and (ii) confirming the accuracy of any additional amounts payable by AMD to FoundryCo as described in Exhibit F of the Fifth Amendment. Inspections conducted under this Section 8.1(b) shall be at FoundryCo’s expense, unless AMD has failed to comply with its exclusivity obligations and commitments pursuant to the Agreement, or has a non-compliance variance adverse to FoundryCo with respect to additional amounts payable as described in Exhibit F of the Fifth Amendment of [****] percent ([****]%) or more, in which case AMD shall bear the reasonable expenses of such audit.”
4.SORTING AND MASK SERVICES
(a)The Parties agree that FoundryCo’s responsibility for providing sorting services will be contingent on AMD meeting its obligations under Section 4 of the Original WSA, which requires, among other things, for AMD to consign test equipment to perform sort. Such equipment shall be installed and qualified in on a timely basis so as to enable FoundryCo to meet its Product delivery requirements. To the extent new equipment or upgrades to existing equipment are required for FoundryCo to perform sorting services, the costs associated with such equipment or upgrades (including but not limited to installation and qualification expenses incurred by FoundryCo, not to exceed USD [****] per system) shall be paid by AMD. If AMD has not consigned test equipment to perform sort or cooperated with FoundryCo with regard to required upgrades on a timely basis (meaning such time as would be sufficient to sort the Production Wafers in the amount set forth in this Agreement by quarter), then each quarter

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

FoundryCo may ship to AMD the 2015 Production Wafers in the amounts provided for in the Agreement and AMD shall accept such Wafers whether or not they have been sorted.
(b)To facilitate FoundryCo’s delivery, at its option, of sorted or unsorted Wafers at a third party location during the 2015 Period, the Parties agree that they will enter into a written arrangement similar to the arrangement outlined in the letter from AMD to FoundryCo dated [****] to provide for the delivery of wafers in a controlled fashion. The parties will use their best efforts to enter into such arrangement on or before [****].
(c)AMD agrees that it shall procure mask services for 2015 Production Wafers provided by FoundryCo [****] from FoundryCo. The pricing relating to mask services during the 2015 Period shall be as set forth in Exhibit G of this Fifth Amendment.
5.MISCELLANEOUS
(a)Each of FoundryCo and AMD represents and warrants that this Fifth Amendment has been duly authorized, executed and delivered by it, that this Fifth Amendment is duly enforceable pursuant to its terms and that the execution, delivery and performance of this Fifth Amendment does not conflict with applicable law or any of its organizational documents or result in a breach or violation of, or constitute a default under, any agreement to which it is a respective party.
(b)Each of FoundryCo and AMD acknowledges the importance of prompt collaboration and communication with respect to all communications and announcements, whether by press release or otherwise, in respect of their commercial relationship and, as such, agrees to work together and coordinate such communications and announcements, and will make such communications and announcements available to the other party in advance to the extent reasonably possible. This Section 5(b) shall not affect, waive or otherwise amend the existing provisions of the Agreement with respect to communications and announcements.
(c)In order to avoid miscommunications or misunderstandings concerning whether a Party has agreed to amend or waive any provision of the Agreement, no amendments or waivers shall be effective or agreed by any Party unless such amendment or waiver is expressed in a writing specifically identified as such and signed by the Chief Executive Officer or Chief Financial Officer of FoundryCo and by the Chief Executive Officer or Chief Financial Officer of AMD, and no emails or other written communications, oral communications or actions or inactions by employees of any Party that may be inconsistent with the expressed written provisions of the Agreement shall serve as a basis for any Party to argue or establish that an amendment, waiver, or estoppel has been effected with respect to any written provision of this Agreement.
(d)Other than as expressly provided in this Fifth Amendment, no other amendments are being made to the Agreement, and all other provisions of the Agreement shall remain in full force and effect in accordance with the terms of the Agreement.

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

[Signature page follows]

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

    IN WITNESS WHEREOF, the Parties have caused this Fifth Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized

ADVANCED MICRO DEVICES, INC.

By:     /s/ Devinder Kumar
Name:    Devinder Kumar
Title:    Chief Financial Officer

GLOBALFOUNDRIES INC.

By:     /s/ John P. Goldsberry
Name: John P. Goldsberry
Title: Chief Accounting Officer &
Acting Chief Financial Officer

GLOBALFOUNDRIES U.S. INC.

By:     /s/ John P. Goldsberry
Name: John P. Goldsberry
Title: Chief Accounting Officer &
Acting Chief Financial Officer

Exhibit A

Certain Definitions

“[****]” with respect to a particular Product shall mean [****]. The Parties agree that [****].
“[****]” shall mean [****].
“[****]” shall mean [****].
“[****]” means[****].
“[****]” shall mean [****].

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit B
2015 Period Volume and Pricing Schedules
[****]

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit C
        [****]

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit D
Illustrative Example of [****]
[****]3

3 The examples in this Exhibit D are purely illustrative. To the extent there exists any conflict in the examples in this Exhibit D and the body of the Fifth Amendment, the body of the Fifth Amendment shall govern.
[****] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit F

[****] Waiver Products and Additional Payment Obligations

AMD agrees to pay to FoundryCo[****] an additional amount to be calculated by multiplying (i) the dollar amount set forth opposite such [****] Waiver Product’s name in the table below by (ii) the total production wafer volume for such [****] Waiver Product supplied to AMD by [****] during [****]. AMD will calculate the applicable amount to FoundryCo no later than [****] following [****], and AMD will pay such amounts to FoundryCo [****].

[****] Waiver Product Name	Payment per Wafer
[****]	$*
[****]	$*

*[****].

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit G
2015 Period Mask Prices

Technology Node	Mask Price
[****]	[****]
[****]	[****]
[****]	[****]

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit H

FoundryCo Engineering Services

Technology Development Milestones	Anticipated Completion Date	Milestone Payment Amount	Payment Date (on or before)
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Form of Schedule 2(g)

Waiver and [****] Waiver Products and Volumes

Product Type	Technology Node(s) of Product(s)	Total 2014 Volume not produced by FoundryCo
[****]
[****]

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.